UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)		July 18, 2002
PEPCO HOLDINGS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-33049 (Commission File Number)	52-2297449 (I.R.S. Employer Identification No.)
701 Ninth Street, N. W., Washington, D. C (Address of principal executive offices		20068 (Zip Code)
Registrant's telephone number, including area code		(202) 872-3526
(Former Name or Former Address, if Changed Since Last Report)

                                                                                                                                              PEPCO HOLDINGS, INC.
                                                                                                                                              Form 8-K
Item 5.

Other Events.

Pepco Holdings, Inc. ("PHI") is filing this Form 8-K to provide additional information regarding the likely impact of the recent pronouncement issued by the Emerging Issues Task Force ("EITF"), entitled EITF Issue No. 02-3 "Accounting for Contracts Involved in Energy Trading and Risk Management Activities" previously discussed in PHI's Form 8-K/A filed on July 3, 2002. Pepco Holdings, Inc., Pepco, and Conectiv are in the process of assessing the provisions of EITF Issue No. 02-3. EITF Issue No. 02-3 addresses the presentation of revenue and expense associated with "energy trading book" contracts on a gross vs. net basis. Previously the EITF concluded that gross presentation was acceptable, but with the issuance of EITF Issue No. 02-3 and the subsequent guidance provided by the EITF in June 2002, net presentation is required. EITF Issue No. 02-3 is required to be implemented effective for the third quarter 2002 reporting cycle. Previously, both Pepco and Conectiv classified these contracts on a gross basis. Pepco and Conectiv have not completed their evaluations of the magnitude of their financial statement reclassifications; however, Pepco believes that, while the implementation of EITF Issue No. 02-3 will result in the reclassification of certain of its financial statement line items, there will be no impact on its overall financial position or net results of operations. Conectiv believes that the implementation of EITF Issue No. 02-3, because of financial statement line item changes, likely will: (i) materially decrease Conectiv's gross revenues and revenue growth; (ii) result in higher gross margins as a percentage of gross revenues; and (iii) have no impact on its overall financial position or earnings. For the year ended December 31, 2001, Conectiv's commodity trading gross revenues were approximately $1.9 billion; Conectiv expects that a substantial portion of these revenues would be eliminated in the reclassification.

Forward-Looking Statements: Except for historical statements and discussions, the statements in this Form 8-K constitute "forward-looking statements" within the meaning of federal securities law. These statements contain management's beliefs based on information currently available to management and on various assumptions concerning future events. Forward-looking statements are not a guarantee of future performance or events. They are subject to a number of uncertainties and other factors, many of which are outside the company's control. Factors that could cause actual results to differ materially from those in the forward-looking statements herein include general economic, business and financing conditions; weather conditions; competition; governmental actions; and other presently unknown or unforeseen factors. These uncertainties and factors could cause actual results to differ materially from such statements. PHI disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This information is presented solely to provide additional information to further understand the results and prospects of PHI.

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                                                                                                                                              PEPCO HOLDINGS, INC.
                                                                                                                                              Form 8-K

                                                                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                     Pepco Holdings, Inc.
                                                                                                              (Registrant)

                                                                                                     By:                          A. J. KAMERICK
                                                                                                                                   Anthony J. Kamerick
                                                                                                               Vice President and Assistant Treasurer

July 18, 2002
     DATE

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